Exhibit 10.12
                                                                   -------------



                                                            Royal Bank of Canada
                                                      Information Technology-GTA
                                          260 East Beaver Creek Road - 2nd Floor
                                                      Richmond Hill, ON, L4B 3M3
                                                              Tel.: 416-955-2139
                                                               Fax: 416-955-2562


RBC



                               [GRAPHIC OMITED]


November 27, 2006

Private and Confidential


SENTRY  TECHNOLOGY  CANADA  INC.
37  Voyager  Court  North
Toronto,  ON
M9W  4Y2

We refer to the agreement dated May 15, 2006 between SENTRY TECHNOLOGY CANADA INC., as the Borrower, and Royal Bank of Canada, as the Bank, (the "Agreement") and in particular to the Credit Facility and Financial Covenants sections of the Agreement.

All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

The  Agreement  is  amended  as  follows:

1. Under the Credit Facilities section, Facility # 1, the first line is amended by deleting the "term facility" and by substituting the "demand facility".

2. Under the Credit Facilities section, Facility # 1(a) is amended and restated as follows:

     1(a) Interest  rate  (per  annum):     RBP  +  2.75%

3.     Delete  in  its  entirety  the  section  entitled  Financial  Covenants.

CONDITIONS  PRECEDENT
The effectiveness of this amendment is conditional upon receipt of a duly executed copy of this amending agreement.


COUNTERPART  EXECUTION

This amending agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together constitute one and the same instrument.

All other terms and conditions outlined in the Agreement remain unchanged and in full force and effect.

This amending agreement is open for acceptance until December 4, 2006, after which date it will be null and void, unless extended in writing by the Bank.

ROYAL  BANK  OF  CANADA

Per:  /S/  Colin  Cochrane
      --------------------
Name:  Colin  Cochrane
Title:  Manager,  Special  Asset  Management
/js


Agreed  to  and  accepted  this  28  day  of  November,  2006.
                                ----         ---------


SENTRY  TECHNOLOGY  CANADA  INC.


Per:  /S/  Peter  L.  Murdoch
    -------------------------
Name:  Peter  L.  Murdoch
Title:  President

Per:  /S/  Peter  J.  Mundy
      ---------------------
Name:  Peter  J.  Mundy
Title:  VP  -  CFO

I/We  have  the  authority  to  bind  the  Borrower